                                                                    EXHIBIT 23.3





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement filed on Form S-8 of our report dated May 19, 1995 included in the UniFirst Corporation Profit Sharing Plan's Form 11-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                                        /s/ Arthur Andersen LLP
                                                        -----------------------
                                                        ARTHUR ANDERSEN LLP





Boston, Massachusetts
June 30, 1995